UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 19, 2010
The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8 Sylvan Way
Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On March 19, 2010, The Medicines Company (the “Company”) provided an update on actions by the U.S. Patent and Trademark Office related to the Company’s application pursuant to the Hatch-Waxman Act to extend the term of United States Patent No. 5,196,404, the principal U.S. patent that covers Angiomax. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
99.1	Press release dated March 19, 2010 entitled “The Medicines Company Provides Update on PTO Litigation”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date: March 22, 2010	By:	/s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 19, 2010 entitled “The Medicines Company Provides Update on PTO Litigation”